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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement (Amendment No.1) on Form S-1 of our report dated September 10, 1996 relating to the balance sheet of Nu Skin Asia Pacific, Inc., which appears in such Prospectus.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Salt Lake City, Utah

September 25, 1996